Exhibit 10.2
                                                         EXECUTION COPY


                                AMENDMENT NO. 2


      This AMENDMENT NO. 2, dated as of June 27, 2003 (this "Amendment"), is made to that certain Credit Agreement, dated as of October 11, 2002 (as amended by the Amendment, dated as of December 5, 2002, among Alliant Energy Corporation (the "Borrower"), the lenders party thereto (the "Lenders") and Bank One, NA, as agent (the "Agent"), the "Credit Agreement"), among the Borrower, the Lenders and the Agent.

                            PRELIMINARY STATEMENT:

      The Borrower, the Lenders and the Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendments to the Credit Agreement as set forth herein, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.  Amendments.

(a) Section 5.02(a) of the Credit Agreement is amended by (i) deleting the word "and" from clause (xi) of such Section, (ii) replacing the heading "(xii)" in clause (xii) of such Section with the heading "(xiii)" and
(iii) inserting the following new clause (xii) immediately following clause (xi) of such Section:

      (xii) Liens on funds held in escrow to defease outstanding HEARTS bonds in connection with the sale of Heartland Properties, Inc.; provided that the funds deposited into escrow do not exceed $42,000,000 in the aggregate; and

(b)   Section  5.02(f)  of  the  Credit  Agreement  is  hereby  amended  by (i)
deleting the "and" immediately before clause (vi) of Section 5.02(f) of the Credit Agreement and (ii) adding the following at the end of such clause, "and (vii) sales of Equity Interests of Whiting Petroleum Corporation in connection with the issuance of Equity Interests by Whiting Petroleum Corporation;".

(c) Section 5.02(g) of the Credit Agreement is hereby amended by adding the words "(other than the capital stock of Whiting Petroleum Corporation)" immediately after the words "or the capital stock of any other of its Subsidiaries".

SECTION 3.  Conditions  of  Effectiveness.   Section 2  of  this  Amendment
shall become effective as of the date first set forth above when each of the following conditions shall have been fulfilled:

      (i) the Majority Lenders and the Borrower shall have executed and delivered to the Agent a counterpart of this Amendment;

      (ii) the Borrower shall have paid (A) to the Agent, for the account of each Lender that shall have executed and delivered to the Agent a counterpart of this Amendment on or before 12:00 noon (New York City time) on Friday, June 27, 2003, an upfront fee of 0.025% of the aggregate amount of the Commitment of such Lender, and (B) all fees payable hereunder or payable pursuant to the Fee Letter, dated the date hereof, between the Borrower and the Agent; and

      (iii) the representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the date of effectiveness of this Amendment as though made on and as of such date.

SECTION 4. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement, as amended hereby, and (ii) "Loan Documents", "thereunder" and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Unmatured Default or an Event of Default.

SECTION 5.  Effect  on  the  Credit   Agreement.   Except  as  specifically
provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               ALLIANT ENERGY CORPORATION


                               By____________________________________
                                 Name:
                                 Title:



                               BANK ONE, NA,
                               as Agent, LC Issuing Bank and as Lender


                               By____________________________________
                                 Name:
                                 Title:



                               CITIBANK, N.A.


                               By____________________________________
                                 Name:
                                 Title:



                               ABN AMRO BANK N.V.


                               By____________________________________
                                 Name:
                                 Title:


                               By____________________________________
                                 Name:
                                 Title:



                               AMERICAN TRUST & SAVINGS BANK


                               By____________________________________
                                 Name:
                                 Title:



                               AUSTRALIA AND NEW ZEALAND
                               BANKING GROUP


                               By____________________________________
                                 Name:
                                 Title:



                               BANK OF AMERICA, N.A.


                               By____________________________________
                                 Name:
                                 Title:



                               THE BANK OF TOKYO MITSUBISHI, LTD.
                               CHICAGO BRANCH


                               By____________________________________
                                 Name:
                                 Title:


                SIGNATURE PAGE TO AMENDMENT NO. 2

                               BARCLAYS BANK


                               By____________________________________
                                 Name:
                                 Title:



                               BNP PARIBAS


                               By____________________________________
                                 Name:
                                 Title:



                               By____________________________________
                                 Name:
                                 Title:



                               COBANK, ACB


                               By____________________________________
                                 Name:
                                 Title:



                               FLEETBOSTON


                               By____________________________________
                                 Name:
                                 Title:



                               JP MORGAN CHASE


                               By____________________________________
                                 Name:
                                 Title:



                               KBC BANK, NV


                               By____________________________________
                                 Name:
                                 Title:



                               By____________________________________
                                 Name:
                                 Title:



                               MERRILL LYNCH BANK USA


                               By____________________________________
                                 Name:
                                 Title:



                               NATIONAL AUSTRALIA BANK


                               By____________________________________
                                 Name:
                                 Title:


                SIGNATURE PAGE TO AMENDMENT NO. 2

                               U.S. BANK NATIONAL ASSOCIATION


                               By____________________________________
                                 Name:
                                 Title:



                               WACHOVIA BANK, NATIONAL ASSOCIATION


                               By____________________________________
                                 Name:
                                 Title:



                               WELLS FARGO BANK, NATIONAL
                               ASSOCIATION


                               By____________________________________
                                 Name:
                                 Title:


                               By____________________________________
                                 Name:
                                 Title:





                 SIGNATURE PAGE TO AMENDMENT NO. 2